A MESSAGE FROM THE UNIFIED FUNDS

Dear Shareholders,

Thank you for investing in The Unified Funds!

Since the early 1990s, the mutual fund industry has grown in excess of 26% per year and total mutual fund assets now exceed $5.5 trillion. Despite the strength in long-term mutual fund cash flows, the principal reason for this growth has been market appreciation. Since the end of 1994, over 60% of long-term mutual fund asset growth has been due to market appreciation. It is, therefore, no surprise that the fastest growing long-term mutual fund asset class has been, and is currently, equities. Since the end of 1994, equities have grown at an average annual rate of 36%, while long-term bonds have grown at only 15% per year. While the industry overall has grown at such an explosive rate, growth within individual fund complexes is becoming increasingly difficult due predominantly to the loss of market share to the index funds, and, to the power of distributors.

The index fund phenomenon has become something of a self-fulfilling prophecy. The equity index funds have tended to outperform their brethren and this outperformance tends to attract more investors, thereby pushing up the stock prices in the index, and so on. Index funds have increased their share of assets to 6.6% at the end of 1998 compared to only 2% in 1993. More importantly, index funds now command a startlingly high 19% of all net new cash flow compared to only 3% in 1993.

The indexes have also outperformed 80% of actively managed funds for most of this decade. As a result, index mutual funds have been consistently and continually gaining market share in our industry. Within the index phenomenon, the S&P Index Funds command the largest market share. S&P Index funds represent 70% of the total indexed assets and 62.7% of total indexed flows. Another trend of note is that Internet brokers seem to be attracting retail customers away from investing in mutual funds and into individual stocks, especially Internet stocks. While three months is not necessarily a trend, the migration of retail customers to the Internet could be the principal reason why cash flows into long term mutual funds declined by over 50% in the first quarter of 1999 compared to the same period a year ago.

Partially due to these trends, we have introduced for you the Unified Select Series, consisting of six 35 basis point select index funds, a yield-oriented money market fund, and an Internet Fund, and we are most excited about the potential of this series.

The Unified Select 30 Index Fund seeks to track the performance of the Dow Jones Industrial Average, which is made up of stocks of 30 companies. The Unified Select 500 Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Index, which emphasizes stocks of larger companies. The Unified Select 2000 Index Fund seeks to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies. The Unified Select International Equity Index Fund seeks to track the performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index. The Unified Select REIT Index Fund seeks to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts (known as REITs). The Unified Select Bond Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

In addition to our six index funds, we have created the Unified Select Internet Fund. It seeks long term capital appreciation by investing principally in equities of Internet companies. With an expense ratio of 0.35%, it is believed to have the lowest expense ratio of any Internet fund in the industry.

The Unified Funds and The Unified Select Series are particularly proud of our innovative program, V.O.I.C.E.(sm) (Vision for Ongoing Investment in Charity and Education)sm . The V.O.I.C.E.sm Program provides a means by which the individual and institutional customers of The Unified Funds can cause contributions to be made to educational, charitable, religious and other philanthropic "not-for-profit" organizations at no cost to the shareholder or the Fund.

One of the primary focuses of the V.O.I.C.E.sm Program is to support and supplement education in America by funding those not-for-profit organizations, especially endowments, foundations and general scholarship funds, which assist our universities and colleges. At a time when educational budgets are consistently being reduced, it is our sincerest hope that V.O.I.C.E.sm will be just one of the many ways that we can all give "a little bit of ourselves" back to the community, its schools, colleges, universities and other not-for-profit organizations.

We maintain a positive long-term outlook on the stock market, but, keep in mind that financial markets are not one-way streets. The short-term may be volatile at times in response to news items and mood swings of investors. The Unified
Funds along with the Unified Select Series Funds are designed to provide you with options for achieving a balanced portfolio of funds and an asset allocation opportunity to assist you in meeting your long-term financial goals.

Our Unified fund family is well positioned for the future in the marketplace. We have extremely attractive and inexpensive index choices, and we will continue to provide you with innovative indexes that reach into special market sectors. We also have an Internet Fund that is currently believed to be the least expensive in the industry. It offers the the investor a non-index sector choice that is invested in a popular sector. We also have provided you with a balanced, asset allocation product in the index-featured First Lexington Balanced fund-of-funds, and two money market fund choices, one for service and one for yield. We are very excited about the recent performance of our more traditional stock fund, the Starwood Strategic Fund, which is enjoying an excellent year.

In closing, we want to thank you for the opportunity to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                                            Respectfully Submitted,

                                            Timothy L. Ashburn, President

INVESTMENTS-THE STARWOOD STRATEGIC FUND
---------------------------------------
Statement of Net Assets March 31, 1999 (Unaudited)

                                    Number     Market
                                   of Shares    Value
                                   ---------  ---------
Common Stocks - 97.35%
----------------------
Apparel - 2.66%
     Cintas Corp.                     550    $ 35,956

Banks - 3.08%
     Citigroup Inc.                   650      41,519

Computer Systems - 14.97%
     Dell Computer Corp.*           1,000      40,875
     Gateway Inc. *                   850      58,278
     International Business Machines  200      35,450
     Yahoo Inc. *                     400      67,350

Data Telecommunication - 13.00%
     America Online, Inc. *           800     116,800
     Tellabs, Inc. *                  600      58,650

Drugs & Health Care - 18.98%
     Eli Lilly & Company              400      33,950
     Genentech Inc. *                 600      53,175
     Johnson & Johnson                525      49,186
     McKesson HBOC Inc.               350      23,100
     Medtronic Inc.                   450      32,288
     Merck & Company, Inc.            600      48,112
     Rite Aid Corp.                   650      16,250

Entertainment - 2.31%
     The Walt Disney Company        1,000      31,125

Investment Companies - 4.00%
     Bear Sterns Cos.               1,208      53,960

                                      Number       Market
                                     of Shares     Value
                                     ---------    --------
Media - 4.53%
     Gannett Company, Inc.             350       $ 22,050
     Time Warner Holdings              550         39,084

Other Consumer Goods - 5.25%
     Intervu Inc. *                  1,000         44,375
     Warner-Lambert Company            400         26,475

Retail - 7.06%
     Best Buy Company, Inc.          1,300         67,600
     G.K. Services, Inc. "A"           600         27,713

Software Products - 6.40%
     BMC Software *                  1,000         37,063
     Microsoft Corp.*                  550         49,294

Telecommunications - 15.11%
     AT&T Corporation                  675         53,873
     Bell Atlantic Corp.               900         46,519
     Nokia Corp. *                     350         54,513
     Sprint Corporation                500         49,062

Total Common Stocks                           $ 1,313,645
                                              -----------
     (cost $ 927,338)


Total Investments - 97.35%
  (Identified cost $927,338)                   $1,313,645

Other Assets and Liabilities, Net - 2.65%          35,735
-----------------------------------------          ------

Net Assets - 100%                             $ 1,349,380
                                              ===========

*Non-income producing securities.


INVESTMENTS-THE  FIRST LEXINGTON BALANCED FUND
---------------  -----------------------------
Statement of Net Assets March 31,1999 (Unaudited)


                                                                Number         Market
                                                                of Shares      Value
                                                                ---------      -----
Mutual Funds - 85.95%
---------------------
     Vanguard Index Trust 500 Portfolio                           6,978     $ 829,640
     Vanguard Extended Market Portfolio                          27,585       793,346
     Vanguard International Growth                               30,253       561,803
     Vanguard Specialized Real Estate Index Fund                103,317     1,081,728
     Vanguard Total Bond Market Index                           164,094     1,650,792

Total Mutual Funds
     (Cost $5,091,127)                                                      4,917,309
                                                                            ---------

Repurchase Agreements - 13.77%
------------------------------
     Star Bank ($ US Treasury Notes, 04/30/00)
          Purchase Date 03/31/99, Maturity Date 04/01/99,
          Amount Payable at Maturity $788,077

Total Repurchase Agreements
     (Cost $788,000)                                                       $  788,000
                                                                            ---------

Total Investments - 99.72%
--------------------------
        (Identified cost $5,879,127)                                       $5,705,309

Other Assets and Liabilities, Net - .28%                                       15,779
----------------------------------------                                  ------------

Net Assets - 100%                                                          $5,721,088
                                                                           ==========


INVESTMENTS-THE TAXABLE MONEY MARKET FUND
-----------------------------------------
 Statement of Net Assets March 31, 1999 (Unaudited)

                                                                        Par Value     Value (Note 2)
Commercial Paper - 43.26%
Met-Life Funding Inc. 4.83%, 04/21/1999                                 1,000,000     $    997,317
GTE Corporation 4.88%, 04/27/1999                                       2,000,000        1,992,951
Ford Motor Credit Corporation 4.76%, 05/03/1999                         2,000,000        1,991,538
IBM Credit Corporation 4.72%, 05/10/1999                                2,000,000        1,989,773
Bell South Telecommunication 4.80%, 05/13/1999                          1,000,000          994,400
Lucent Technology 4.80%, 05/20/1999                                     2,000,000        1,986,933
Johnson & Johnson 4.77%, 05/25/1999                                     1,000,000          992,845
Johnson & Johnson 4.77%, 05/26/1999                                     1,000,000          992,713
American Home Products 4.79%, 06/02/1999                                2,000,000        1,983,501
Coca Cola Company 4.08%, 06/23/1999                                     2,000,000        1,977,867
Disney Walt Company 4.68%, 06/24/1999                                   1,000,000          989,080
American Express 4.67%, 07/15/1999                                      2,000,000        1,972,758
Merrill Lynch 4.70%, 07/26/1999                                         2,000,000        1,969,711
Disney Walt Company 4.66%, 08/09/1999                                   1,000,000          983,172
General Electric Capital Corporation 4.83%, 08/23/1999                  2,000,000        1,961,360

Total Commercial Paper
(Cost $23,768,078)                                                                     $23,775,918
                                                                                       -----------

U.S. Government Securities - 50.26%
-----------------------------------
Federal Farm Credit Bank 4.69%, 05/06/1999                              1,000,000    $     995,440
Federal Home Loan Mortgage 4.75%, 04/14/1999                            2,000,000        1,996,569
Federal National Mortgage Association 4.81%,  04/01/1999                3,000,000        3,000,000
Federal National Mortgage Association 4.65%,  05/17/1999                2,000,000        1,988,117
Federal National Mortgage Association 4.76%,  05/26/1999                3,000,000        2,978,184
Federal National Mortgage Association 4.68%,  06/08/1999                1,000,000          991,160
Federal National Mortgage Association 4.62%,  07/07/1999                1,000,000          987,552
Federal National Mortgage Association 4.64%,  07/14/1999                2,000,000        1,973,191
Federal National Mortgage Association 4.76%,  08/04/1999                2,000,000        1,966,944
Federal National Mortgage Association 4.61%,  08/10/1999                1,000,000          983,225
Federal National Mortgage Association 4.68%,  08/23/1999                2,000,000        1,962,560
Federal National Mortgage Association 4.74%,  09/15/1999                2,000,000        1,956,023
Federal National Mortgage Association 4.74%,  09/16/1999                2,000,000        1,955,760
Federal National Mortgage Association 4.71%,  09/21/1999                2,000,000        1,954,732
Federal National Mortgage Association 4.66%,  12/13/1999                2,000,000        1,933,725
Total U.S. Government Securities
   (Cost $27,614,505)                                                                  $27,623,182
                                                                                        ----------

Repurchase Agreements - 6.83%
     Star Bank ($3,825,727 US Treasury 04/30/00) Purchase Date
     03/31/99, Maturity Date 04/01/99, Amount Payable at Maturity $3,750,365
Total Repurchase Agreements
     (Cost $3,750,000)                                                                $  3,750,000
                                                                                       -----------
Total Investments - 100.35%
     (Amortized cost $55,132,583)                                                      $55,149,100
Other Assets and Liabilities, Net - (.35) %                                               (176,567)
-------------------------------------------                                            ------------
     Net Assets - 100%                                                                 $54,972,533
                                                                                       ===========




STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of  March 31, 1999 (Unaudited)

                                                                     First           Taxable
                                                     Starwood      Lexington          Money
                                                     Strategic      Balanced          Market
                                                      Fund           Fund              Fund
                                                      ----           ----              ----

ASSETS

     Investments, at value (Note 2) ........      $ 1,313,645    $ 5,705,309    $ 55,149,100
     Cash .................................            17,775            809          33,748
     Dividend receivable ...................              ---         14,663             ---
        Interest receivable ................              895             77             365
     Other receivable.......................              ---            ---          13,729
     Receivable for shares sold.............           18,692          6,106             ---
                                                   -----------   -----------      ----------

     Total assets ..........................        1,351,007      5,726,964      55,196,942

LIABILITIES

     Payable for shares redeemed............              ---            891         169,408
     Accrued expenses (Note 2)..............            1,627          4,985          55,001
                                                   -----------     ----------     ----------

     Total liabilities......................            1,627          5,876         224,409
                                                   -----------     ----------     ----------

NET ASSETS .................................       $ 1,349,380   $ 5,721,088    $ 54,972,533
                                                     =========     =========      ==========

Net assets consist of:
     Paid-in capital .......................         1,063,566     5,567,782      54,972,533
     Undistributed net realized gain
          on investments ...................          (100,493)      327,124             ---
     Net unrealized appreciation (depreciation) in
          value of investment...............           386,307      (173,818)            ---
                                                     ----------    -----------   ------------

Net assets .................................       $ 1,349,380   $ 5,721,088     $ 54,972,533
                                                     =========     =========       ==========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........           127,320       514,497       54,972,533

Net asset value per share, offering
     and redemption price ..................           $ 10.60       $ 11.12           $ 1.00

   The accompanying notes are an integral part ofthese financial statements.





STATEMENTS OF OPERATIONS
------------------------
For the six-months ended  March 31, 1999  (Unaudited)
                                                                          First         Taxable
                                                       Starwood         Lexington        Money
                                                        Strategic       Balanced        Market
                                                         Fund             Fund           Fund
                                                         ----             ----           ----


INVESTMENT INCOME:
     Interest ..............................        $    1,402       $     8,186    $ 1,498,175
     Dividends .............................             4,722           122,026            ---
                                                     ---------       -----------    -----------
          Total net income .................             6,124           130,212      1,498,175
                                                     ---------       -----------      ---------

EXPENSES:
     Investment adviser fees (Note 3) ......             7,364            24,360        266,173
     12B-1 fees (Note 3)....................               557             3,248         29,575
     Shareholder servicing fees (Note 2) ...               880             4,844         44,362
                                                    ----------       -----------     ----------
         Total net expenses ................             8,801            32,452        340,110
                                                     ---------        ----------     ----------
NET INVESTMENT INCOME (LOSS) ...............            (2,677)           97,760      1,158,065
                                                     ----------       ----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments           (45,891)          177,771            ---
     Net realized gains from other
          Investment companies..............               ---           142,803            ---
     Change in net unrealized
          appreciation of investments ......           398,368           148,761            ---
                                                     ---------         ---------      ----------
     Net gain (loss) on investments ........           352,477           469,335            ---
                                                     ---------         ---------      ----------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............     $     349,800       $   567,095     $ 1,158,065
                                                     =========         =========       =========



   The accompanying notes are an integral part of these financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
(Unaudited)
                                                                   Starwood Strategic Fund

                                                                 Six Months            Year
                                                                   Ended              Ended
                                                                  March 31,          Sept 30,
                                                                    1999               1998
                                                                    ----               ----
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................       $      (2,677)       $    (3,226)
     Net realized gain (loss) on investments ........             (45,891)           195,443
     Change in net unrealized appreciation of investments         398,368           (198,366)
                                                                  --------          ---------
Net Increase (Decrease) in net assets resulting from operations   349,800             (6,149)

Dividends and distributions to shareholders from:
Net realized gains   ................................            (195,436)              ---
Net investment Income ...............................                ---                ---
                                                                 ---------          ---------
TOTAL INCREASE (DECREASE) ...........................             154,364             (6,149)

Capital share transactions:
     Proceeds from shares sold ......................             410,521            173,696
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions             193,107               ---
                                                                 ---------         ----------
                                                                  603,628            173,696


   Cost of shares redeemed ..........................            (411,676)          (301,469)
                                                                 ----------        ----------
     Net increase in net assets resulting from
          capital share transactions ................             191,952           (127,773)
                                                                 ----------        ----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS........             346,316           (133,922)

NET ASSETS:
     Beginning of period ............................           1,003,064          1,136,986
                                                               ------------       ----------
End of period (including undistributed
     End of period (including undistributed
          net investment income/net investment loss)       $    1,349,380       $  1,003,064
                                                               ===========        ==========
   Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................              41,562             17,636
Shares issued to shareholders in reinvestment
      Shares issued to shareholders in reinvestment
     dividends and distributions ....................              20,922               ---
                                                               -----------        -----------
                                                                   62,484             17,636
Shares redeemed
     Shares redeemed.................................             (42,539)          (32,480)
                                                              -------------        ----------

NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................              19,945           (14,844)
                                                                ===========        ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------
 (Unaudited)

                                                              First Lexington                    Taxable Money
                                                                Balanced Fund                      Market Fund
                                                                -------------                      -----------

                                                          Six Months          Year          Six  Months           Year
                                                            Ended             Ended           Ended              Ended
                                                           March 31,         Sept 30,       March 31,           Sept 30,
                                                             1999              1998            1999               1998
                                                             ----              ----            ----               ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................$       97,760     $   208,537       $   1,158,065      $   2,352,943
     Net realized gain (loss) on investments ........       320,574         148,980             ---                 ---
     Change in net unrealized appreciation of investment    148,761        (466,122)            ---                 ---
                                                            -------        --------            -------            -------
  Net Increase (Decrease) in net assets resulting from
                                    operations              567,095        (108,605)          1,158,065          2,352,943

Dividends and distributions to shareholders from
     Net realized gains..............................      (31,834)        (85,407)              ---                ---
     Net investment income ..........................      (97,656)       (208,527)          (1,158,065)        (2,352,943)
                                                        -----------     -----------          -----------        -----------
     TOTAL INCREASE (DECREASE).......................      437,605        (402,539)              ---                ---

Capital share transactions:
     Proceeds from shares sold ......................      679,887       4,552,823           68,516,543        192,713,015
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions      161,014         292,861              972,737          2,176,703
                                                        ------------    ------------        ------------      -------------
                                                           840,901       4,845,684           69,489,280        194,889,718

 Cost of shares redeemed ............................   (1,898,791)     (1,166,283)         (80,092,054)      (179,934,121)
                                                        ------------    ------------        ------------      -------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................   (1,057,890)      3,679,401          (10,602,774)        14,955,597
                                                       -------------    ------------        -------------       -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............     (620,285)      3,276,862          (10,602,774)        14,955,597

NET ASSETS:
     Beginning of period ............................    6,341,373        3,064,511          65,575,307         50,619,710
                                                       -----------      ------------         -----------        -----------
     End of period (including undistributed net
           investment income/net investment loss) ... $  5,721,088      $ 6,341,373        $ 54,972,533      $  65,575,307
                                                         ==========     ===========          ==========         ==========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................       61,359          414,909          68,516,543        192,713,015
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............       14,416           26,891             972,737          2,176,703
                                                        -----------      ----------          -----------       ------------
                                                            75,775          441,800          69,489,280        194,889,718
     Shares redeemed ................................     (170,730)        (110,676)        (80,092,054)      (179,934,121)
                                                        -----------      -----------         -----------       ------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................      (94,955)         331,124         (10,602,774)        14,955,597
                                                        ===========      ===========        ============       =============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------
(Unaudited)

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                    Starwood     Starwood     Starwood      Starwood     Starwood
                                    Strategic    Strategic    Strategic     Strategic    Strategic
                                      Fund         Fund         Fund          Fund         Fund
                                      ----         ----         ----          ----         ----
                                      1999(a)      1998         1997          1996        1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $9.34       $ 9.30        $7.69        $10.00      $ 10.00
Income from investment
     Operations:
     Net investment income ....       (0.02)       (0.03)       (0.26)       (3.23)         0.00
     Net realized and unrealized
           gain (loss) on investments  3.03         0.07         2.00         0.92          0.00
                                       ----        -----         -----        -----       ------
Total from investment income           3.01         0.04         1.74         (2.31)        0.00

Less distributions:
     Dividends from realized gains    (1.75)        0.00         (0.13)        0.00         0.00
     Dividends from net
     investment income ........        0.00         0.00          0.00         0.00         0.00
                                       ----        -----         -----        -----         ----
Total from distributions ......        0.00         0.00         (0.13)        0.00         0.00
                                       ----         ----         ------       -----         ----

  Net asset value at end of period   $10.60       $ 9.34        $ 9.30        $7.69       $10.00
                                      =====        =====         =====         ====        =====

TOTAL ANNUALIZED
     RETURN (%) ...............       34.97       0.43 (e)      20.94(e)   (3.97)(d)(e)     (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      1,349,380  1,003,064      1,136,986     483,458       2,705

     Ratio of expenses to
          average net assets ..         1.50%      2.59%          4.26%      15.99%       0.00%
     Ratio of expenses
          (after reimbursement) to
          average net assets ..          N/A       1.50%          2.54%      15.25%       0.00%
     Ratio of net investment
          Income to average net assets  (.45)%   (1.40)%        (2.97)%    (14.42)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets          N/A     (0.31)%        (1.25)%    (13.68)%       0.00%
Portfolio turnover.............         60.02%   119.97%         76.09%     169.83%       0.00%

(a)  For the Six months-ended March 31, 1999.
(b)  For the Period June 2, 1995  (commencement  of operations) to September 30,
     1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period April 4, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).


FINANCIAL HIGHLIGHTS
--------------------
(Unaudited)

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                      First       First         First       Municipal    Municipal
                                    Lexington    Lexington    Lexington       Fixed        Fixed
                                     Balanced    Balanced     Balanced       Income       Income
                                      Fund         Fund         Fund         Fund          Fund
                                      ----         ----         ----         ----          ----
                                     1999(a)       1998        1997(f)       1996         1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....     $ 10.41      $ 11.01      $ 22.60(g)    $200.00(g)   $200.00(g)
Income from investment
     Operations:
     Net investment income ....        0.41         0.50       (12.54)      (177.40)        0.00
     Net realized and unrealized
         gain (loss) on investments    0.58        (0.61)         .99          0.00         0.00
                                       ----       -------       -------     --------        ----
     Total from investment income      0.99        (0.11)      (11.05)      (177.40)        0.00

Less distributions:
     Dividends from realized gains    (0.22)       (0.14)       (0.01)         0.00         0.00
     Dividends from net
     investment income ........       (0.05)       (0.35)       (0.03)         0.00         0.00
                                      ------      -------        -----    ---------     --------
Total from distributions ......       (0.28)       (0.49)       (0.04)         0.00         0.00
                                      ------        -----        -----    ---------     --------

Net asset value at end of period    $ 11.12      $ 10.41       $11.01       $ 22.60      $200.00
                                      =====        ======       =====      ========       ======

TOTAL ANNUALIZED
     RETURN (%) ...............       9.50         (1.09)    18.54(d)(e)      (c)           (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      5,721,088    6,341,373    3,064,511      8,988          100

     Ratio of expenses to
          average net assets ..        1.00%        1.26%        3.06%       181.72%       0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..         N/A         1.00%        2.35%       181.01%       0.00%
     Ratio of net investment
          Income to average net assets 7.44%        3.01%        0.30%     (181.58)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets         N/A         3.27%        1.01%     (180.86)%       0.00%

     Portfolio turnover........       17.04%       17.79%        6.60%         0.00%       0.00%


(a)  For the Six-months ended March 31, 1999.
(b)  For the Period June 2, 1995  (commencement  of operations) to September 30,
     1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period March 13, 1997 (commencement of investment in accordance with objective) to September 30, 1997.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(f)  The name of the fund was changed during the period (see note 1).
(g)  Beginning balance adjusted for reverse stock split (see Note 1)

FINANCIAL HIGHLIGHTS
--------------------
(Unaudited)

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                      Taxable      Taxable     Taxable       Taxable      Taxable
                                      Money        Money       Money         Money        Money
                                      Market       Market      Market        Market       Market
                                       Fund         Fund        Fund          Fund         Fund
                                      1999(a)       1998        1997          1996        1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $1.00        $1.00       $ 1.00        $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.02         0.04         0.03          0.04        0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00         0.00          0.00        0.000
                                       ----         ----         ----          ----        -----
Total from investment  income .        0.02         0.04         0.03          0.04        0.002

Less Distribution :
     Dividends from net
          investment income ...       (0.02)       (0.04)       (0.03)        (0.04)       (0.002)
                                       -----        -----        -----         -----        ------
  Total from distributions            (0.02)       (0.04)       (0.03)        (0.04)       (0.002)
                                       -----        -----        -----         -----        ------

Net asset value at end of period   $   1.00     $   1.00     $   1.00       $  1.00        $ 1.00
                                     ========     ========    ========      =========        ====

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period   54,972,533    5,575,307   50,619,710    50,544,511     1,230,385

     Ratio of expenses to
          average net assets ..      1.15%         1.30%        1.44%         1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..       N/A          1.10%        1.12%         1.16%        0.47%
     Ratio of net investment
          Income to average
                 net assets....      3.91%         4.12%        3.86%         4.12%      (11.94%)
     Ratio of net investment
          income (after
     reimbursement) to average
           net assets .........       N/A          4.33%        4.19%         4.21%        0.65%

     Portfolio turnover .......      0.00%         0.00%        0.00%         0.00%        0.00%


(a)  For the Six-months ended March 31, 1999.
(b)  For the Period June 2, 1995  (commencement  of operations) to September 30,
     1995.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1 - General

The Unified Funds (the "Trust") is an Ohio business trust authorized to offer separate classes and sub-classes of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of the Vintage Funds. The Trust consists of a family of no-load mutual funds with three separate portfolios, each having its own investment objective and policies, including The Starwood Strategic Fund, The First Lexington Balanced Fund, and The Taxable Money Market Fund.

The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial assets classes.

The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

On February 1, 1997, The Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. In addition to the name change, the Fund changed its policy and sub-adviser. On March 6, 1997, The First Lexington Balanced Fund exercised a 1 for 20 reverse stock split.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

         A) Security Valuations

Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value.

         B) Securities Transactions and Related Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. For federal income tax purposes, the cost of investments owned on March 31, 1999 was the same as identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

As of March 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


Note 2 - Significant Accounting Policies (continued)
(Unaudited)


                                                               Net Appreciation
      Fund                    Appreciation       Depreciation   (Depreciation)
      ----                    ------------       ------------   --------------
Starwood Strategic           $  414,093          $   (27,786)    $   386,307
First Lexington Balanced        147,230             (321,048)       (173,818)

         C) Dividends and Distributions to Shareholders

Dividends, if any, from net investment income for The Starwood Strategic Fund and The First Lexington Balanced Fund are paid quarterly. Dividends, if any, from net investment income for The Taxable Money Market Fund are paid on a daily basis. Net realized long term capital gains, if any, are paid at least annually for each Fund. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

         D) Federal Income Taxes

It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E) Expenses

Prior to February 2, 1998, each Fund paid its own expenses. Effective February 2, 1998, the Adviser and the Unified Funds entered into a Management Agreement pursuant to which the Adviser pays all of the operating expenses of the Unified Funds except shareholder servicing fees, brokerage fees, taxes, interest, 12b-1 fees, and extraordinary expenses. Each Fund pays a management fee to the Adviser as described in note 3.

         F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         G) Repurchase Agreements

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

Note 3 - Agreements and Other Transactions with Affliates
(Unaudited)

The Trust has entered into a Management Agreement with Unified Investment Advisers, Inc. (the "Adviser"). The Adviser was formerly known as Vintage Advisers, Inc. In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Health Financial, Inc. The Trust has entered into an Administration Agreement with Unified Fund Services, Inc. ("Unified") to serve as transfer agent and shareholder service agent and provide fund accounting services. The Fund retains Unified Management Corporation (the "Distributor") as the principal distributor of the Fund's shares.

As investment adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Management Agreement.

Effective February 2, 1998, the Adviser provides investment advisory services and pays certain Fund expenses (see note 2) for which each Fund pays on a monthly basis, an annual fee as follows:

                        % of Average Net    % of Average Net
Fund                   Assets of the Fund        Fund                 Assets of the Fund
----                   ------------------        ----                 ------------------
Starwood Strategic           1.25%          First Lexington Balanced       .75%
Taxable Money Market          .90%

The Adviser has engaged Health Financial, Inc. (the "Sub-Adviser") to serve as sub-adviser to the First Lexington Balanced Fund. The Sub-Adviser receives an annual investment management fee, paid by the Adviser, for its management services. The fee is payable monthly, at the following rates: 0.40% of net assets up to $250 million; 0.35% of the next $250 million; and 0.30% of net assets in excess of $500 million.

Prior to February 2, 1998, the Adviser provided investment advisory services to each Fund and was paid on a monthly basis, an annual fee as follows:

                        % of Average Net                               % of Average Net
Fund                   Assets of the Fund     Fund                     Assets of the Fund
----                   -----------------      ----                     ------------------
Starwood Strategic         .75%              First Lexington Balanced       .50%
Taxable Money Market       .50%


Until February 2, 1998, the Adviser engaged Health Financial, Inc. to serve as sub-adviser to the First Lexington Balanced Fund under the same fee arrangement as described above. Until February 2, 1998, the Adviser engaged Starwood Corporation to serve as sub-adviser to The Starwood Strategic Fund, and Fiduciary Counsel, Inc., to serve as sub-adviser to The Taxable Money Market Fund. Each of these sub-advisers was entitled to an annual fee, paid by the Adviser, for its management services. The fees were payable monthly, at the following rates for each Fund respectively:


Fund                                   Fee (Percentage of Assets of the Fund)
----                                   --------------------------------------
Starwood Strategic                     0.35% of net assets up to $250 million;
                                       0.30% of next $250  million
                                       of net assets; 0.25% of net
                                       assets  in  excess  of $500
                                       million


Taxable Money Market                   0.07% of net assets up to $1 billion;
                                       0.05% of net assets of $1 billion or more

Note 3 - Agreements and Other Transactions with Affliates - (continued) (Unaudited)


Unified is an affiliate of the Adviser. Unified, as administrator, receives an annual fee, payable monthly by each Fund. The fee is equal to 0.435% of the Fund's average net assets for The Starwood Strategic Fund. For The First Lexington Balanced Fund and The Taxable Money Market Fund, the fee is equal to 0.185% of the Fund's average net assets. Effective February 2, 1998, these fees are paid by the Adviser.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10 % of the respective Fund's average daily net assets.

The Distributor is a registered broker/dealer and effected substantially all of the investement portfolio transactions for the funds. For the six months ended
March 31, 1999, brokerage commissions paid to the Distributor by the Funds are as follows:

Fund                      Amount           Fund                         Amount
----                      ------           ----                         ------
Starwood Strategic         $ 584           First Lexington Balanced     $  3,246
Taxable Money Market      30,284


The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Funds average net assets owned beneficially by the institution's clients.

Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.


Note 4- Securities Transactions

For the six months ending March 31, 1999, purchases and sales of investment securities, excluding short-term investments were as follows:

                                   Purchases             Sales
                                   ---------             -----
Starwood Strategic               $  759,171         $  734,539
First Lexington Balanced          1,020,000          2,539,237


Note 5- Subsequent Events

Subsequent to March 31, 1999, the Trust offers eight additional funds, each with its own investment objective and policies. They are: The Unified Select 30 Index Fund, The Unified Select 500 Index Fund, The Unified Select 2000 Index Fund, The Unified Select International Equity Index Fund, The Unified Select REIT Index Fund, The Unified Select Bond Index Fund, The Unified Select Internet Fund, and The Unified Select Money Market Fund.



Year 2000 Issue. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.